Exhibit 10.29

FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT (this “First Amendment”) is made as of May 19, 2005, by and between ARE-10933 NORTH TORREY PINES, LLC, a Delaware limited liability company (“Landlord”), and AMBRX, INC., a Delaware corporation (“Tenant”).

RECITALS

A.          Landlord and Tenant are parties to that certain Lease Agreement dated as of March 15, 2005 (the “Lease”), pursuant to which Tenant leases certain space which the parties believed to contain approximately 36,058 rentable square feet in a building located at 10975 North Torrey Pines Road, La Jolla, California. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B.          Landlord and Tenant acknowledge having completed the measurement of the Premises required pursuant to the last paragraph of Section 5 of the Lease and that based on such measurement the Premises actually contain 36,172 rentable square feet.

C.          Based on the results of the measurement of the Premises, Landlord and Tenant desire, pursuant to the provisions of the last paragraph of Section 5 of the Lease and subject to the terms and conditions set forth below, to amend the Lease to, among other things, modify the definitions of “Premises,” “Rentable Area of Premises,” and “Tenant’s Share” in the Lease.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Premises. The definition of Premises on Page 1 of the Lease is hereby deleted in its entirety and replaced with the following:

“Premises:	That portion of the Building (as defined below), containing approximately 36,172 rentable square feet, as determined by Landlord, as shown on Exhibit A.”

2.	Rentable Area of Premises. The definition of “Rentable Area of Premises” on Page 1 of the Lease is hereby deleted in its entirety and replaced with the following:

“Rentable Area of Premises:	36,172 sq. ft.”

3.

Tenant’s Share.    The definitions of “Tenant’s Share of Operating Expenses for the Project” and “Tenant’s Share of Operating Expenses for the Building” on Page 1 of the Lease are hereby deleted in their entirety and replaced with the following:

“Tenant’s Share of Operating Expenses for the Project:	15.93%”
“Tenant’s Share of Operating Expenses for the Building:	80.86%”

4.	Miscellaneous.

a.          This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b.          This First Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

c.          This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

d.          Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

[Signatures are on the next page.]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

LANDLORD:	ARE-10933 NORTH TORREY PINES, LLC, a Delaware limited liability company

	By:	ALEXANDRIA REAL ESTATE EQUITIES, INC., a Maryland corporation, managing member
By:

		Its:	JENNIFER PAPPAS

V.P. & ASSISTANT SECRETARY

TENANT:	AMBRX, INC.,
a Delaware corporation
By:

	Its:	20 July 2005

S-1

EXHIBIT A-1

McFARLANE ARCHITECTS

Premises
TENANT A
TENANT B
COMMON SPACE

AREA TABLE:	TENANT A	TENANT B	COMMON	TOTAL
FIRST LEVEL	12,319 SF.	7,390 SF.	2,795 SF.	22,504 SF.
SECOND LEVEL	22,106 SF.	123 SF.	0 SF.	22,229 SF.
TOTAL:	34,425 SF.	7,513 SF.	2,795 SF.	44,733 SF.

RENTABLE AREA TABLE:	TENANT A	TENANT B	TOTAL
FIRST LEVEL	12,319 SF.	7,390 SF.	
SECOND LEVEL	22,106 SF.	123 SF.	
COMMON RENTABLE	1,747 SF.	1,048 SF.	
TOTAL:	36,172 SF.	8,561 SF.	44,733 SF.

ALEXANDRIA

Ambrx

FIRST LEVEL FLOOR PLAN - OVERALL

NO SCALE MAY 4, 2005

McFarlane Architects

EXHIBIT A–2

Premises
TENANT A
MECH. SPACE - TENANT B
OPEN TO BELOW
Excluded from Premises

AREA TABLE:	TENANT A	TENANT B	COMMON	TOTAL
FIRST LEVEL	12,319 SF.	7,390 SF.	2,795 SF.	22,504 SF.
SECOND LEVEL	22,106 SF.	123 SF.	0 SF.	22,229 SF.
TOTAL:	34,425 SF.	7,513 SF.	2,795 SF.	44,733 SF.

RENTABLE AREA TABLE:	TENANT A	TENANT B	TOTAL
FIRST LEVEL	12,319 SF.	7,390 SF.	
SECOND LEVEL	22,106 SF.	123 SF.	
COMMON RENTABLE	1,747 SF.	1,048 SF.	
TOTAL:	36,172 SF.	8,561 SF.	44,733 SF.

SECOND LEVEL FLOOR PLAN - OVERALL

NO SCALE MAY 4, 2005

Alexandria

Ambrx